Exhibit 99.1

AGREEMENT

This Agreement (the “Agreement”), entered into as of this 21st day of October, 2004, is by and among Boston Properties Limited Partnership and Boston Properties, Inc. (collectively, “Boston Properties”) and Alan B. Landis, ABL Capital Corp. and Princeton Land Partners, L.L.C. (collectively, “the Landis Entities”).

WHEREAS, Boston Properties Limited Partnership, ABL Capital Corp. and Princeton Land Partners, L.L.C. are parties to a Development Agreement, dated as of June 30, 1998 (the “Development Agreement”);

WHEREAS, the Development Agreement provides Boston Properties Limited Partnership, ABL Capital Corp. and Princeton Land Partners, L.L.C. with certain rights concerning the development of office properties and associated land, commonly known as Carnegie Center, located in West Windsor, New Jersey (“Carnegie Center”);

WHEREAS, Boston Properties and Alan B. Landis also are parties to an arbitration action that arises under the Development Agreement (the “Arbitration”); and

WHEREAS, Boston Properties and the Landis Entities have reached agreement with respect to all matters in dispute arising from or concerning the Development Agreement, including all prior development activities at Carnegie Center, and also have reached agreement concerning the matters at issue in the Arbitration, and the parties have determined to enter into this agreement to memorialize the terms of their settlement and to resolve and compromise the disputes that have arisen among them;

NOW, WHEREFORE, the parties hereby agree as follows:

1. Amendment to Development Agreement

The parties have executed and delivered a First Amendment to Development Agreement (the “Amendment”), in the form attached hereto as Exhibit A. The parties represent and warrant that they have authority to execute and enter into said Amendment, and the parties agree that said Amendment will be legally binding upon them and their affiliates, agents, representatives, successors and assigns.

2. Payment to Landis

By no later than two business days from the date of this Agreement, via wire transfer as per instructions to be given by the attorneys for Alan B. Landis (“Landis”) to the attorneys for Boston Properties, Boston Properties agrees to pay to Landis the lump-sum of $750,000.00, which amount shall include any and all unpaid fees, monies, payments or interest due or claimed by Landis pursuant to or in connection with the Development Agreement, and/or the Arbitration, and/or the management, operation and development of Carnegie Center through the date of this Agreement.

3. Mutual Releases

Boston Properties and the Landis Entities have executed and exchanged mutual releases (the “Releases”) in the form attached hereto as Exhibits B and C.

4. Covenant Not To Sue

Boston Properties and the Landis Entities agree not to institute, join in, or cooperate in any way in any threatened, pending or future litigation, lawsuit, claim or action against the other party, or any of them, regarding, concerning, relating to, referring to or arising out of in any way the claims released in Exhibits B and C respectively, or that arises from, or is alleged to arise from, or relates to, or is based on, or is in any way connected with, in whole or in part, the Arbitration, the Development Agreement, or the development of Carnegie Center to date. Nothing herein shall prevent any party from taking action in connection with a breach of the Development Agreement, including the Amendment, occurring after the date of this Agreement.

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5. No Transfer or Assignment of Claims

Boston Properties and the Landis Entities each warrant and represent that they have not assigned or transferred, or purported to assign or transfer, to any person or entity any released claim or portion thereof or interest therein, and each shall defend, indemnify and hold harmless the other from or against any claim (including the payment of attorneys’ fees and costs actually incurred, whether or not litigation is commenced), based on or in connection with or arising out of any such assignment or transfer made, purported or claimed to have been made by Boston Properties or one of the Landis Entities.

6. Resignation as Director

Concurrently with the execution and delivery of this Agreement, Landis has executed and delivered the letter attached hereto as Exhibit D pursuant to which Alan B. Landis shall resign as a director of Boston Properties, Inc., such resignation to be effective the earlier of (i) as of immediately prior to the 2005 annual meeting of stockholders at Boston Properties, Inc. or (ii) May 11, 2005. Landis and The Landis Entities further agree that Boston Properties shall have no obligation to nominate Alan B. Landis as a director of Boston Properties, Inc. at any time hereafter, pursuant to that certain Agreement Regarding Directorship, dated as of June 30, 1998, or otherwise. Landis and The Landis Entities further represent and agree that they have no disagreement with Boston Properties on any matter relating to Boston Properties’ operations, policies or practices.

7. Non-Disparagement

With respect to this Agreement and all events and occurrences preceding the date of this Agreement, each party hereto agrees not to take any action or make any statement, written or oral, that disparages or criticizes any other party hereto, including without limitation any statements that may tend to disparage or criticize the management, practices,

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and business of Boston Properties or The Landis Entities, or any statement that may tend to harm in any way the reputation of any party hereto. The parties further agree that they shall prepare and jointly issue any written public statements concerning the resignation and/or departure of Alan B. Landis as a director of Boston Properties, Inc., provided that Boston Properties may make such disclosures concerning the resignation and/or departure of Landis in its filings with the U.S. Securities and Exchange Commission or other regulatory agencies as it deems appropriate or necessary, in its sole discretion.

8. Further Assurances

Each party agrees to take all steps necessary to effectuate the terms of this Agreement, including the execution and filing of such documents as may be necessary to terminate the Arbitration and any additional actions necessary to effectuate and implement the Amendment.

9. No Reliance On Representations

Boston Properties and the Landis Entities each represent and warrant that they have adequate information regarding the terms of the Amendment, the scope and effect of the Releases attached hereto, and all other matters encompassed by this Agreement, so as to make an informed and knowledgeable decision with regard to entering into this Agreement, and that each independently and without reliance upon the other party has made its own analysis and decision to enter into this Agreement.

10. Advice Of Counsel

Each party to this Agreement acknowledges that he, she or it have had the benefit of advice of competent legal counsel with respect to his, her or its decision to enter into this Agreement and the settlement, the Releases and other matters provided for herein. Each party acknowledges that he, she or it and his, her or its counsel have had adequate opportunity to make whatever investigation or inquiry may be necessary or desirable in connection with the subject matter of this Agreement prior to the execution hereof.

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11. Construction of This Agreement

This Agreement has been drafted by the parties at arm’s-length. No provision or ambiguity in this Agreement shall be construed or interpreted against any party by virtue of its participation in the drafting of this Agreement. This Agreement shall in all cases be construed as a whole, according to its fair meaning and not strictly for or against any of the parties.

12. Sufficiency of Consideration

The parties acknowledge that the covenants contained in this Agreement provide good and sufficient consideration for every promise, duty, release, obligation, agreement and right contained in this Agreement.

13. Settlement Is Not An Admission

The parties understand and agree that the terms of this Agreement, and the settlement provided for herein, are intended to compromise disputed claims and to avoid further litigation, and that this Agreement and the settlement provided for herein shall not be construed or be viewed as an admission by any party of liability or wrongdoing, such liability being expressly denied by each party hereto. Further, the parties understand and agree that this Agreement shall not in any event be offered, construed, or deemed to be evidence of a presumption, concession or admission of liability or wrongdoing by any party in any civil, administrative, criminal or other type of proceeding.

14. Binding Agreement

This Agreement shall be binding upon the parties hereto and shall inure to the benefit of their representatives, successors, heirs and assigns.

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15. Multiple Counterparts

This Agreement may be executed in a number of identical counterparts, all of which shall constitute one agreement, and such execution may be evidenced by signatures delivered by facsimile transmission.

16. Authorization

Each party to this Agreement represents that it is duly authorized to execute this Agreement, and to enter into the settlement described herein.

17. Entire Agreement

This Agreement (including its attachments) contains all of the representations and warranties, express and implied, oral and written, between and among the parties hereto, and the entire understanding and agreement between and among the parties with respect to the subject matter hereof. No other agreements, covenants, representations or warranties, express or implied, oral or written, have been made by any party with respect to the subject matter of this Agreement. All prior and contemporaneous conversations, negotiations, proposed agreements and agreements, or representations, covenants and warranties with respect to the subject matter hereof are merged herein, waived, superseded and replaced in total by this Agreement. This is an integrated agreement, and it may not be altered or modified except by a writing signed by all parties in interest at the time of the authorization and modification; provided, however, that nothing contained in this paragraph shall be deemed to modify any provision of the Development Agreement not expressly modified by this Agreement, the First Amendment to the Development Agreement, or any of the attachments to this Agreement.

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18. Choice of Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard, to the fullest extent permitted by law, to any conflict of law rules that might result in the application of the law of any other jurisdiction).

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal in several counterparts, and each is an original as of the first date written above.

ALAN B. LANDIS		BOSTON PROPERTIES, INC.

By:	/s/ Alan B. Landis	By:	/s/ Edward H. Linde
Dated:	10/21/04	Dated:	October 21, 2004

ABL CAPITAL CORP.		BOSTON PROPERTIES LIMITED PARTNERSHIP

By:	/s/ Alan B. Landis	By:	Boston Properties, Inc., its general partner
Dated:	10/21/04	By:	/s/ Edward H. Linde
		Dated:	October 21, 2004
PRINCETON LAND PARTNERS, L.L.C.

By:	Princeton Carnegie Associates V, managing member
By:	ABL Capital Corp., its general partner

By:	/s/ Alan B. Landis
Dated:	10/21/04

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EXHIBIT A

FIRST AMENDMENT TO DEVELOPMENT AGREEMENT

THIS FIRST AMENDMENT TO DEVELOPMENT AGREEMENT (this “First Amendment”) is made and entered into as of October 21, 2004 between PRINCETON LAND PARTNERS, L.L.C., a Delaware limited liability company (“Owner”), ABL CAPITAL CORP., a New Jersey corporation (“ABL”), and BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (“BPLP”). As used herein, ABL and Owner are collectively referred to as “Landis.”

RECITALS

A. Landis and BPLP entered into that certain Development Agreement dated as of June 30, 1998 (the “Development Agreement”) a true, correct and complete copy of which is attached hereto as Exhibit A; and

B. Landis and BPLP desire to amend the Development Agreement to reflect certain agreements among the parties as more particularly set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements and conditions hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landis and BPLP agree as follows:

1.	D/M Company. Notwithstanding anything to the contrary contained in the Development Agreement, effective as of June 30, 1998, the D/M Company shall mean a Delaware limited liability company whose sole member and sole manager shall be BPLP. In supplementation of this, Landis shall not have any interest, ownership, right or obligation of any kind in the D/M Company, including without limitation (i) any right or obligation to participate in the revenues and profits, if any, of the D/M Company, (ii) any obligation to make contributions to the D/M Company in respect of any shortfalls or other capital requirements, and (iii) any right to participate (or be consulted) in connection with the internal management and operations of the D/M Company, including without limitation, the making of any decisions, the establishment and/or modification of any budgets and/or the taking of any actions relating to the D/M Company. The Development Agreement shall be deemed modified and amended in all respects necessary or appropriate to cause the terms of this Paragraph to be implemented.

2.	Pro Forma Budgets and Related Matters . Notwithstanding anything to the contrary contained in the Development Agreement, Landis shall not have any right to approve, participate in, or otherwise be consulted in connection with (i) the establishment or preparation of any Pro Forma Budget and/or any amendments or other modifications to any such Pro Forma Budget, and/or (ii) any other budget, document, agreement or other matter prepared, related to, or otherwise entered into with respect to any Development Property and/or Project Property or proposed Project Property, and/or (iii) any act or omission by BPLP under the Development Agreement or this First Amendment in connection with any Development Property and/or Project Property or proposed Project Property, it being further agreed that BPLP shall have the right, in its sole and absolute discretion, to establish and/or modify or amend, from time to time and at any time, any such Pro Forma Budget and all such other budgets, documents or other agreements and to take such actions in connection therewith as BPLP, in its sole and exclusive discretion, may deem appropriate. Without limiting the generality of the foregoing, Landis shall not have any right to participate in, review and/or approve any development proposed or undertaken by BPLP (directly or indirectly, including through an Ownership Entity), or any matter relating thereto. The foregoing shall not, however, be deemed to (x) restrict Owner’s right and ability to initiate a Development Proposal pursuant to the Development Agreement (provided however, that, Owner shall have no obligation to consult with BPLP in connection with the preparation of a Pro Forma Budget in connection therewith), (y) restrict or modify Owner’s right and obligation to pay and/or perform the Maintenance Activities pursuant to Sections 2.5(b)(ii) and (iii) of the Development Agreement or (z) limit or modify Owner’s rights and obligations with respect to the Development Property as and to the extent such rights and obligations are specifically reserved to the Owner under the Development Agreement in respect of the Development Property (and, in any event, prior to the same, or any portions thereof, becoming a Project Property). The Development Agreement shall be deemed modified and amended in all respects necessary or appropriate to cause the terms of this Paragraph to be implemented.

3.	Ownership Entities. Notwithstanding anything to the contrary contained in the Development Agreement, the Ownership Entity in respect of any Project Property shall mean a Delaware limited liability company whose sole member and sole manager shall be BPLP. In supplementation of this, Landis shall have no rights or ownership interest of any kind or nature in any Ownership Entity, including without limitation, (i) any right to participate in the revenues and profits, if any, of any Ownership Entity and (ii) any approval rights or any right to participate (or be consulted) in connection with the establishment, management and operations of any Ownership Entity, including without limitation, the making of any decisions, the establishment and/or modification of any budgets and/or the taking of any actions relating to the Ownership Entity. In addition, BPLP shall have no obligation to pay and/or deliver, and Landis shall have no right to receive, any Acquisition Price or Assurance pursuant to the Development Agreement (it being acknowledged that the Project Commencement Payment and the Additional Payment (each as defined and contemplated pursuant to Paragraph 4 of this First Amendment) shall be made in lieu of the Acquisition Price). The Development Agreement shall be deemed modified and amended in all respects necessary or appropriate to cause the terms of this Paragraph to be implemented.

4.	Acquisition Price; Project Commencement Payment and Additional Payment. Notwithstanding anything to the contrary contained in the Development Agreement, effective as of the date of this First Amendment, the terms “Acquisition Price” and “Assurance” shall be deleted in all respects from the Development Agreement.

From and after the date of this First Amendment, in lieu of the Acquisition Price, but in addition to the applicable Land Release Price (of twenty dollars ($20.00) per rentable square foot expected to be developed at the proposed development) that is to be paid in connection with each Project Property (and in connection with Article 7 of the Development Agreement if BPLP exercises its option and acquires the remaining Development Properties, if any, thereunder), BPLP shall pay (the “Project Commencement Payment”) an amount equal to ten and 50/100 dollars ($10.50) per rentable square foot expected to be developed at the applicable Project Property, payable as follows:

(x) with respect to any Project Property that is conveyed to an Ownership Entity (or BPLP) other than pursuant to Sections 7.2 and/or 7.3 of the Development Agreement, to ABL on the date that is six (6) months after the date on which the Land Release Price in connection with such Project Property is paid, and

(y) with respect to any Project Property (including for such purpose the remaining Development Properties) that is conveyed to an Ownership Entity (or BPLP) pursuant to Sections 7.2 and/or 7.3 of the Development Agreement: (1) an amount equal to five dollars ($5.00) per rentable square foot expected to be developed at the applicable Project Property (or the remaining Development Properties, as applicable) shall be paid to Owner simultaneously with the payment of the applicable Land Release Price and (2) an additional amount equal to the Subsequent Project Commencement Payment (as hereinafter defined) shall be paid to ABL on the earlier to occur of (i) the Commencement Date (as hereinafter defined) with respect to each individual building to be constructed on or at the applicable specific Project Property or (ii) the Date of Sale with respect to each specific Project Property.

For purposes hereof: The term “Commencement Date” shall mean, with respect to each individual building to be constructed on or at the applicable Project Property, the date on which a building permit (entitling the development and construction of the entire core and shell of such individual building to be constructed on or at the applicable Project Property without the requirement for any additional or other building or construction related permit) is issued by the West Windsor Township Building Department. The term “Date of Sale” shall mean, with respect to each applicable Project Property, the date on which such Project Property is conveyed by the applicable Ownership Entity (or BPLP) to a third-party unaffiliated with BPLP. The term “Subsequent Project Commencement Payment” shall mean an amount equal to five and 50/100 dollars ($5.50) per rentable square foot expected to be developed in the applicable individual building (or buildings) to be constructed on or at the applicable Project Property, such amount to increase based upon the aggregate change in the

United States Consumer Price Index, if any, from the date such Project Property is acquired by the applicable Ownership Entity (or BPLP) through the Commencement Date or Date of Sale, as applicable, in respect of each applicable individual building (or buildings) to be constructed on or at such Project Property.

Notwithstanding anything to the contrary contained in the Development Agreement or this First Amendment, in the event that the rentable square footage actually developed in any applicable individual building constructed on or at a Project Property by the applicable Ownership Entity (or BPLP or any affiliated entity, but not any unaffiliated entity after the Date of Sale in respect of such Project Property) differs from the expected rentable square footage in respect of which both the Land Release Price and the Project Commencement Payment (including the Subsequent Project Commencement Payment) has been paid, BPLP shall notify ABL (the “Notification”) of such deviation promptly upon its determination of the same. In the event that the actual rentable square footage developed exceeds the expected rentable square footage, the Notification shall include a payment to ABL of an amount equal to thirty and 50/100 dollars ($30.50) times the excess square footage. In the event that the actual rentable square footage developed is less than the expected rentable square footage, ABL shall promptly (and in any event within thirty (30) days after receipt of a Notification) remit to BPLP an amount equal to thirty and 50/100 dollars ($30.50) times the reduced square footage. In both of the foregoing scenarios, if the Subsequent Project Commencement Payment requires adjustment, such adjustment shall include an adjustment in accordance with the United States Consumer Price Index as previously noted in this Paragraph.

In addition to the foregoing, effective as of June 30, 1998, Alan B. Landis shall receive from BPLP an annual amount (the “Additional Payment”) equal to $125,000 payable in full on January 1 of each calendar year (the next payment therefore coming due on January 1, 2005), until the earlier of (a) January 1, 2018, (b) the date on which the Development Agreement is terminated, or (c) the date on which all Development Properties have been conveyed pursuant to the Development Agreement. BPLP shall have no right of offset against such payments. Alan B. Landis acknowledges such payment for the period June 30, 1998 through June 30, 2004 in the amount of $750,000, which amount has been paid and received (or will be paid and received) by Alan B. Landis as provided in Paragraph 2 of that certain Agreement dated as of October 21, 2004 by and among Landis, BPLP and certain other parties thereto. The Development Agreement shall be deemed modified and amended in all respects necessary or appropriate to cause the terms of this Paragraph to be implemented.

5.	Alan B. Landis: No Consulting Fee or Role. Notwithstanding anything to the contrary contained in the Development Agreement, including without limitation, the terms of Section 2.6(a)(iii) thereof, effective as of June 30, 1998, Alan B. Landis shall (i) have no right or obligation to “play a meaningful role in development activities” or any other role in connection with any development activities (regardless of whether such right or obligation is claimed under the Development Agreement, the D/M Company, any Ownership Entity or otherwise) and (ii) shall not receive, or be entitled to receive, an annual payment of $250,000 from the D/M Company or otherwise in connection with the development operation of the Properties. The Development Agreement shall be deemed modified and amended in all respects necessary or appropriate to cause the terms of this Paragraph to be implemented.

6.	No Sales. Notwithstanding anything to the contrary contained in the Development Agreement, including without limitation, the terms of Article VI thereof, effective as of the date of this First Amendment, no Sale of all or any of the Development Properties may be effected, directly or indirectly, by the Owner, except only to Covance pursuant to the express terms of the Covance Documents. By way of clarification, Landis shall not amend, terminate or otherwise modify any of the Covance Documents without the prior written consent of BPLP in its sole and absolute discretion. The foregoing shall not limit or restrict sales, transfers or other dispositions of limited partner interests in PCA V. The Development Agreement shall be deemed modified and amended in all respects necessary or appropriate to cause the terms of this Paragraph to be implemented.

7.	Defined Terms. All terms not otherwise defined herein shall have the definitions provided in the Development Agreement.

8.	Conflict. In the event of a conflict between the terms of this First Amendment and the terms of the Development Agreement, the terms of this First Amendment shall prevail and govern.

9.	Further Assurances. Each party agrees to take all steps necessary to effectuate the terms of this First Amendment, including the execution and filing of such documents as may be necessary to effectuate and implement the First Amendment.

10.	No Reliance On Representations. Each party represents and warrants that it has adequate information regarding the terms of the First Amendment, and all matters encompassed by the First Amendment, to make an informed and knowledgeable decision with regard to entering into this First Amendment, and that each independently and without reliance upon the other party has made its own analysis and decision to enter into this First Amendment.

11.	Advice Of Counsel. Each party to this First Amendment acknowledges that he, she or it has had the benefit of advice of competent legal counsel with respect to his, her or its decision to enter into this First Amendment and the matters provided for herein. Each party acknowledges that he, she or it and his, her or its counsel has had adequate opportunity to make whatever investigation or inquiry may be necessary or desirable in connection with the subject matter of this First Amendment prior to the execution hereof.

12.	Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute a single instrument.

13.	Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this First Amendment. The parties intend to be bound by the signature on the telecopied First Amendment, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this First Amendment based on the form of signature.

14.	Ratification. Except as otherwise provided in this First Amendment, all terms and conditions of the Development Agreement shall remain in full force and effect. The parties hereby ratify and confirm the Development Agreement with the changes enumerated herein.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to be effective as of the date first above written.

PRINCETON LAND PARTNERS, L.L.C., a Delaware limited liability company

By:	PRINCETON CARNEGIE ASSOCIATES V, its managing member

By:	ABL CAPITAL CORP., its general partner

By:
Name:	Alan B. Landis
Its:	President

ABL CAPITAL CORP, a New Jersey corporation

By:
Name:	Alan B. Landis
Its:	President

BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Boston Properties, Inc., its general partner

By:
Name:
Its:

Acknowledged and Agreed:

Alan B. Landis

EXHIBIT B

RELEASE

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Alan B. Landis, a party to an arbitration action pending in New York and captioned Alan B. Landis v. Boston Properties Limited Partnership and Boston Properties, Inc. (the “Arbitration”), and each of Alan B. Landis’ past or present partners, predecessors, agents, representatives, executors, administrators, trustees, attorneys, successors or assigns, spouses, heirs, related or affiliated entities, any entity in which Alan B. Landis or a member of his family has a controlling interest, and members of Alan B. Landis’ immediate family, or any trust of which Alan B. Landis is the settlor or which is for the benefit of Alan B. Landis and/or members of his family, and in addition each of ABL Capital Corp. and Princeton Land Partners, L.L.C., and their respective past or present directors, officers, partners, general partners, limited partners, partnerships, principals, associates, shareholders, controlling shareholders, members, controlling persons, representatives, agents, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, related or affiliated entities (collectively, “the Landis Releasing Parties”), hereby agree to release, remise, compromise, waive, discharge and settle any and all claims, demands, rights, liabilities and causes of action of every nature and description whatsoever that the Landis Releasing Parties now have or ever may have had against Boston Properties Limited Partnership and Boston Properties, Inc. (collectively “Boston Properties”), and each and all of their respective past or present directors, officers, partners, general partners, limited partners, partnerships, principals, associates, shareholders, controlling shareholders, members, controlling persons, representatives, employees, attorneys, counselors, insurers, co-insurers, reinsurers, syndicate members, underwriters, financial or investment advisors, auditors, consultants, accountants, investment bankers, commercial bankers, engineers, advisors, agents, heirs, executors, trustees, general or limited partners or partnerships, personal or legal representatives, estates or administrators, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, related or affiliated entities (collectively, the “Releasees”), whether known or unknown, asserted or that could or might have been asserted, whether arising under federal, state or any other law, whether direct or derivative, arising out of, based upon, or relating in any way to the allegations, facts, events, transactions, acts, occurrences, statements, representations, misrepresentations, omissions or any other matter, thing or cause whatsoever, or any series thereof, embraced, involved, set forth in or otherwise related to the Arbitration, the negotiation, execution and performance to date of the Releasees under a certain Development Agreement entered into between the parties and dated as of June 30, 1998, and/or any ancillary agreements contemplated under or provided for in said Development Agreement, and/or the management, operation and development to date of the property known as Carnegie Center in West Windsor, New Jersey, including without limitation the development and construction of Building 302 and Building 502 at Carnegie Center and any claims with respect to Building 302 and Building 502 at Carnegie Center that the Landis Entities now have or ever may have had, and/or the resignation of Alan B. Landis as a director of Boston Properties, Inc. and the events and circumstances relating to or concerning said resignation (collectively, the “Settled Claims”); provided, however, that the claims to be released shall not include the right of the Landis Releasing Parties to enforce the terms of this settlement, including,

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prospectively, compliance with the terms of the June 30, 1998 Development Agreement, as amended; and provided further that nothing in this Release is intended to release, compromise, modify, expand, contract or amend the rights of indemnification that Alan B. Landis may have for acts and omissions taken in his capacity as a director or former director of Boston Properties, Inc.

IN WITNESS WHEREOF, the undersigned have caused this Release to be executed under seal in several counterparts, and each is an original as of the 21st of October, 2004.

ALAN B. LANDIS	PRINCETON LAND PARTNERS, L.L.C.

By:	By:	Princeton Carnegie Associates V, managing member
Dated:	By:	ABL Capital Corp., its general partner

By:
Dated:
ABL CAPITAL CORP.

By:
Dated:

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EXHIBIT C

RELEASE

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, Boston Properties Limited Partnership and Boston Properties, Inc. (collectively, “Boston Properties”), as parties to an arbitration action pending in New York and captioned Alan B. Landis v. Boston Properties Limited Partnership and Boston Properties, Inc. (the “Arbitration”), and Boston Properties’ respective past or present directors, officers, partners, general partners, limited partners, partnerships, principals, associates, shareholders, controlling shareholders, members, controlling persons, representatives, agents, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, related or affiliated entities (“the Boston Properties Releasing Parties”) hereby agree to release, remise, compromise, waive, discharge and settle any and all claims, demands, rights, liabilities and causes of action of every nature and description whatsoever, that the Boston Properties Releasing Parties now have or ever may have had against Alan B. Landis, and each of his past or present partners, predecessors, successors or assigns, spouses, heirs, related or affiliated entities, any entity in which Alan B. Landis or a member of Alan B. Landis’ family has a controlling interest, or any trust of which Alan B. Landis is the settlor or which is for the benefit of Alan B. Landis and/or members of his family, and in addition each of ABL Capital Corp. and Princeton Land Partners, L.L.C., and each and all of their respective past or present directors, officers, partners, general partners, principals, associates, shareholders, controlling shareholders, members, controlling persons, representatives, employees, attorneys, counselors, insurers, co-insurers, reinsurers, syndicate members, underwriters, financial or investment advisors, auditors, consultants, accountants, investment bankers, commercial bankers, engineers, advisors, agents, heirs, executors, trustees, general or limited partners or partnerships, personal or legal representatives, estates or administrators, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, related or affiliated entities, (collectively, the “Releasees”), whether known or unknown, asserted or that could or might have been asserted, whether arising under federal, state or any other law, whether direct or derivative, arising out of, based upon, or relating in any way to the allegations, facts, events, transactions, acts, occurrences, statements, representations, misrepresentations, omissions or any other matter, thing or cause whatsoever, or any series thereof, embraced, involved, set forth in or otherwise related to the Arbitration, the negotiation, execution and performance to date under a certain Development Agreement entered into between the parties and dated as of June 30, 1998, and any ancillary agreements contemplated under or provided for in said Development Agreement, and/or the management, operation and development to date of the property known as Carnegie Center in West Windsor, including without limitation the development and construction of Building 302 and Building 502 at Carnegie Center (collectively, the “Settled Claims”); provided, however, that the claims to be released shall not include the right of the Boston Properties Releasing Parties to enforce the terms of this settlement, including, prospectively, compliance with the terms of the June 30, 1998 Development Agreement, as amended; and provided further that nothing in this Release is intended to release, compromise, modify, expand, contract or amend any claims or defenses that Boston Properties may have in connection with any acts or omissions taken by Alan B. Landis in his capacity as a director of Boston Properties, Inc.

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IN WITNESS WHEREOF, the undersigned have caused this Release to be executed under seal in several counterparts, and each is an original as of the 21st of October, 2004.

BOSTON PROPERTIES, INC.	BOSTON PROPERTIES LIMITED PARTNERSHIP

By:	By:	Boston Properties, Inc., its general partner
Dated:	By:
Dated:

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EXHIBIT D

October 21, 2004

Boston Properties, Inc.

111 Huntington Avenue

Boston, Massachusetts 02199

Attn: Corporate Secretary

Re:	Resignation from Board of Directors

Ladies and Gentlemen:

I, Alan B. Landis, hereby resign as a member of the Board of Directors of Boston Properties, Inc. (the “Company”) effective as of the earlier of (i) immediately prior to the Company’s 2005 annual meeting of stockholders and (ii) May 11, 2005. I hereby acknowledge that my resignation is not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Very truly yours,

Alan B. Landis